UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2005

REMEC, INC.

(Exact name of registrant as specified in its charter)

1-16541

(Commission File Number)

California	95-3814301
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3790 Via de la Valle, San Diego, CA 92014

(Address of principal executive offices, with zip code)

(858) 842-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b).	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Robert W. Shaner and Martin Cooper, members of the Board of Directors of REMEC, Inc. (the “Company”) since 2002, resigned from the Board of Directors effective September 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMEC, INC.

Date:	September 15, 2005	By:	/s/ Donald J. Wilkins
Donald J. Wilkins Senior Vice President, General Counsel and Secretary